MAXIM SERIES FUND, INC.

Maxim Money Market Portfolio

(the “Portfolio”)

————————

8515 East Orchard Road

Greenwood Village, CO 80111

(800) – 537-2033

This Prospectus describes one of the thirty-four portfolios of Maxim Series Fund, Inc. (the “Fund”). GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”), serves as investment adviser to each of the portfolios.

Each portfolio is a series of the Fund and each portfolio operates as a separate mutual fund and has its own investment objectives and strategies.

The Fund is available only as an investment option for certain variable annuity contracts, variable life insurance policies and certain qualified retirement plans. Therefore you cannot purchase shares of the portfolios directly; rather you must own a variable insurance contract or participate in a qualified retirement plan that makes one or more of the portfolios available for investment.

This Prospectus contains important information about the Portfolio that you should consider before investing. Please read it carefully and save it for future reference.

This Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it is unlawful to make such an offer in such state or other jurisdiction.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.

Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2006.

CONTENTS
The Portfolio at a Glance	3
Fees and Expenses	4
Examples	5
More Information About the Portfolio	5
Management of the Portfolio	6
Important Information About Your Investment	6
Legal Proceedings	10
Financial Highlights	10
Additional Information	12

THE PORTFOLIO AT A GLANCE

The following information about the Portfolio is only a summary of important information you should know. More detailed information about the Portfolio’s investment strategies and risks is included elsewhere in this Prospectus. Please read this prospectus carefully before investing in the Portfolio.

THE MAXIM MONEY MARKET PORTFOLIO

The investment objective for this Portfolio is to:

•	Seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal investment strategies. This Portfolio will:

•

Invest in short-term securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities, including U.S. Treasury obligations, backed by the full faith and credit of the U.S. Government, and securities of agencies of the U.S. Government including, but not limited to, the Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and the Federal Home Loan Bank that carry no government guarantees.

•

Invest in high-quality, short-term debt securities. These securities will have a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or unrated securities of comparable quality).

•	Invest in securities which are only denominated in U.S. dollars.

•	Invest in securities with a weighted average maturity of less than 90 days.

The principal investment risks for this Portfolio include:

Possible loss of money

•

You should know that an investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible your shares could be worth less than $1.00 per share when you sell them. For example, the Portfolio could lose money if a security purchased by the Portfolio is downgraded and the Portfolio must sell the security at less than the cost of the security.

Interest rate risk

•

The market value of a money market instrument is affected by changes in interest rates. Generally, the longer the maturity of a security, the greater is interest rate risk. When interest rates rise, the market value of money market instruments declines and when interest rates decline, market value rises. When interest rates rise, money market instruments which can be purchased by the Portfolio will have higher yields.

Credit Risk

•

A money market instrument’s value can be affected by changes in its credit quality rating or its issuer’s financial conditions. An issuer may default on its obligation to pay principal and/or interest, potentially reducing the Portfolio’s income level and share price. While the risk of default is generally considered remote for any securities guaranteed by the U.S. Government, not all the Portfolio’s securities carry this guarantee; some are guaranteed only by the agency or instrumentality that issues them and corporate debt securities carry no guarantee. Also, any guarantees on securities the Portfolio owns do not extend to shares of the Portfolio itself.

Other Risks

•

When the Portfolio is extensively invested in securities with high credit quality such as instruments issued by the U.S. Government or its agencies, its yield may be lower than the yield would be if the Portfolio were more extensively invested in other types of money market instruments.

Portfolio Performance Data

The bar chart and table below provide an indication of the risk of investment in the Portfolio by showing changes in the Portfolio’s performance for the last ten calendar years. The returns shown below are historical and are not an indication of future performance. Total return figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

Year-by-Year

[OBJECT OMITTED]

1996	5.04%
1997	5.24%
1998	5.15%
1999	4.81%
2000	6.07%
2001	3.80%
2002	1.40%
2003	0.73%
2004	0.94%
2005	2.72%

During the periods shown in the chart for the Maxim Money Market Portfolio, the highest return for a quarter was 1.55% (quarter ending September 30, 2000)and the lowest return for a quarter was 0.16% (quarter ending September 30, 2003).

The average annual total return for the one year, five years and ten years for the period ended December 31, 2005:

	One Year	Five Years	Ten Years
Maxim Money Market Portfolio	2.72%	1.91%	3.57%

The inception date for the Maxim Money Market Portfolio was February 25, 1982.

Yield

Yield and effective yield will fluctuate and may not provide a basis for comparison with bank deposits, other mutual funds or other investments which are insured or pay a fixed yield for a stated period of time. Yields are based on past results and are not an indication of future performance. The yield figures include the effect of the Portfolio’s recurring expenses, but do not include fees and expenses of any variable insurance product. If those charges were reflected, the performance shown would have been lower.

As of December 31, 2005, the Money Market Portfolio’s 7-day yield and its effective yield were:

	7-Day Yield	Effective Yield
Maxim Money Market Portfolio	4.17%	3.76%

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. Investors who purchase the Portfolio through variable insurance contracts will be subject to additional fees and charges at the contract level, which are not disclosed in this Prospectus. The expenses shown for the Portfolio are for the fiscal year ended December 31, 2005. Current or future expenses may be greater or less than those presented.

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Maxim Money Market Portfolio
Management Fees	0.46%
Distribution (12b-1) Fees	NONE
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses	0.46%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples do not reflect the expenses of any variable insurance products or separate accounts at the contract level, or the expenses of qualified plans, whichever may be applicable. If expenses of variable insurance products or qualified plans were included, the expenses reflected in the Examples would be higher.

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years
Maxim Money Market Portfolio	$47	$149	$261	$593

MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio follows a distinct set of investment strategies. All percentage limitations relating to the Portfolio’s investment strategies are applied at the time the Portfolio acquires a security.

Money Market Instruments

The Maxim Money Market Portfolio invests exclusively in money market instruments as its investment strategy. Therefore, the value of your investment in the Maxim Money Market Portfolio will be determined exclusively by the rewards and risks relating to money market instruments.

Money market instruments include a variety of short-term debt securities, usually with a maturity of less than 13 months. Some common types of money market instruments include Treasury bills and notes, which are securities issued by the U.S. Government, commercial paper, which is a promissory note issued by a company, bankers’ acceptances, which are credit instruments guaranteed by a bank, and negotiable certificates of deposit, which are issued by banks in large denominations.

The U.S. Government guarantee of the securities owned by the Portfolio does not guarantee the net asset value of its shares, which the Portfolio seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

The manager of the Maxim Money Market Portfolio selects securities with a rating in one of the two highest rating categories for short-term debt obligations by at least one nationally recognized statistical rating organization such as Moody’s Investor Services, Inc. or Standard & Poor’s Corporation (or unrated securities of comparable quality).

Except as permitted under Rule 2a-7 of the 1940 Act, the Portfolio will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer. Under Rule 2a-7, the 5% limit, among other things, does not apply to purchases of U.S. Government issued securities or securities subject to certain types of guarantees.

Other Risk Factors Associated with the Portfolio

As a mutual fund, the Portfolio is subject to market risk. The value of the Portfolio's shares will fluctuate in response to changes in economic conditions, interest rates, and the market's perception of the securities held by the Portfolio.

No Portfolio should be considered to be a complete investment program by itself. You should consider your own investment objectives and tolerance for risk, as well as your other investments when deciding whether to purchase shares of any Portfolio.

A complete listing of the Portfolio's investment limitations and more detailed information about its investment practices are contained in the Statement of Additional Information.

MANAGEMENT OF THE PORTFOLIO

MCM provides investment advisory, accounting and administrative services to the Fund. MCM’s address is 8515 East Orchard Road, Greenwood Village, Colorado 80111. MCM provides investment management services for mutual funds and other investment portfolios representing assets of over $9.6 billion. MCM and its affiliates have been providing investment management services since 1969.

The management fees paid to MCM for the last fiscal year are as follows:

Portfolio	Percentage of Average Net Assets
Maxim Money Market Portfolio	0.46%

MCM uses teams of professionals to manage the assets of the Portfolio. All of the members of the team are jointly and primarily responsible for the day-to-day management of the Portfolio. The team meets regularly to review Portfolio holdings and to discuss purchase and sale activity. Team members buy and sell securities for the Portfolio as they see fit, guided by the Portfolio’s investment objective and strategy.

IMPORTANT INFORMATION ABOUT YOUR INVESTMENT

Investing in the Portfolio

Shares of the Portfolio are not for sale directly to the public. Currently, the Portfolio's shares are sold only to separate accounts of GWL&A, First Great-West Life & Annuity Insurance Company and New England Life Insurance Company to fund benefits under certain variable annuity contracts, variable life insurance policies and to participants in connection with qualified retirement plans. In the future, shares of the Portfolio may be used to fund other variable contracts offered by Great-West, or its affiliates, or other unrelated insurance companies. For information concerning your rights under a specific variable contract, please refer to the applicable prospectus and/or disclosure documents for that contract.

Pricing Shares

The transaction price for buying, selling, or exchanging the Portfolio's shares is the net asset value of the Portfolio. The Portfolio's net asset value is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open (generally 4:00 p.m. Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the time at which the net asset value is calculated may differ. To the extent that the Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Portfolio's assets may not occur on days when the Fund is open for business. Your share price will be the next net asset value calculated after we receive your order in good form. The Portfolio values its assets at current market prices where current market prices are readily available, or at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors when a determination is made that current market prices are not readily available. In valuing securities that trade principally on foreign markets, the most recent closing market prices of these securities is used from the market on which they principally trade, unless the most recent closing market prices, in the Fund's judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the valuation time, current market prices may not be readily available when the Fund determines the net asset value as of valuation time, and therefore, the Fund may adjust previous closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the valuation time. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with procedures adopted by the Board of Directors. The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the board believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values at the time of pricing.

We determine net asset value by dividing net assets of the Portfolio (the value of its investments, cash, and other assets minus its liabilities) by the number of the Portfolio's outstanding shares.

Purchasing and Redeeming Shares

Variable contract owners or Qualified Plan participants will not deal directly with the Fund regarding the purchase or redemption of the Portfolio's shares. Insurance company separate accounts place orders to purchase and redeem shares of the Portfolio based on allocation instructions received from variable contract owners. Similarly, Qualified Plan sponsors and administrators purchase and redeem Portfolio shares based on orders received from participants. Qualified Plan participants cannot contact the Fund directly to purchase shares of the Portfolio but may invest in shares of the Portfolio only through their Qualified Plan. Participants should contact their Qualified Plan sponsor or administrator for information concerning the appropriate procedure for investing in the Fund.

The price to buy or sell shares of the Portfolio is the Portfolio's net asset value next calculated after the Portfolio receives the order in proper form.

Due to differences in tax treatment or other considerations, material irreconcilable conflicts may arise between the interests of variable annuity contract owners, variable life insurance policy owners and Qualified Plans that invest in the Fund. The Board of Directors will monitor each Portfolio for any material conflicts that may arise and will determine what action should be taken.

The Portfolio may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Exchanging Shares

This section is only applicable to participants in Qualified Plans that purchase shares of the Fund outside a variable annuity contract.

An exchange involves selling all or a portion of the shares of one Portfolio and purchasing shares of another Portfolio. There are no sales charges or distribution fees for an exchange. The exchange will occur at the next net asset value calculated for the two Portfolios after the exchange request is received in proper form. Before exchanging into a Portfolio, read its prospectus.

Please note the following policies governing exchanges:

•	You can request an exchange in writing or by telephone.
•	Written requests should be submitted to:

8515 East Orchard Road

Greenwood Village, CO 80111.

•	The form should be signed by the account owner(s) and include the following information:

(1)	the name of the account;

(2)	the account number;
(3)	the name of the Portfolio from which the shares are to be sold;
(4)	the dollar amount or number of shares to be exchanged;
(5)	the name of the Portfolio(s) in which new shares will be purchased; and
(6)	the signature(s) of the person(s) authorized to effect exchanges in the account.

•	You can request an exchange by telephoning 1-800-537-2033.
•

A Portfolio may refuse exchange purchases by any person or group if, in MCM's judgment, the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

Other Information

•	We may modify, suspend or terminate at any time the policies and procedures to request an exchange of shares of the Portfolios by telephone.
•	If an account has more than one owner of record, we may rely on the instructions of any one owner.
•	Each account owner has telephone transaction privileges unless we receive cancellation instructions from an account owner.
•

We will not be responsible for losses or expenses arising from unauthorized telephone transactions, as long as we use reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine, including requiring various forms of personal identification such as name, mailing address, personal identification numbers (PINs) or other information.

•	All telephone calls will be recorded.
•

During periods of unusual market activity, severe weather, or other unusual, extreme, or emergency conditions, you may not be able to complete a telephone transaction and should consider placing your order by mail.

•	Telephone instructions will be accepted if received prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on any day the NYSE is open for business.

Dividends and Capital Gains Distributions

The Portfolio earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Portfolio also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

•	The Portfolio ordinarily declares dividends from net investment income daily and distributes dividends monthly.
•	The Portfolio generally distributes capital gains, at least once annually.

Frequent Purchases and Redemptions of Fund Shares

The Portfolios of the Fund are not intended for the purpose of market timing or excessive trading activity. Market timing activity may dilute the interests of shareholders in the Portfolios. Market timing generally involves frequent or unusually large trades that are intended to take advantage of short-term fluctuations in the value of a Portfolio’s securities and the reflection of that change in the Portfolio’s share price. In addition, frequent or unusually large trades may harm performance by increasing Portfolio expenses and disrupting Portfolio management strategies. For example, excessive trading may result in forced liquidations of portfolio securities or cause the Portfolio to keep a relatively higher cash position, resulting in increased brokerage costs and lost investment opportunities. The Maxim Bernstein International Equity, Maxim Global Bond, Maxim Loomis Sayles Bond, Maxim Index 600, Maxim Stock Index, Maxim Bond Index, Maxim S&P 500® Index, Maxim Ariel Small-Cap Value, Maxim Aggressive Profile II and Maxim Conservative Profile II Portfolios may be susceptible to market timing or excessive trading.

The Fund maintains policies and procedures, approved by the board, which are designed to discourage market timing and excessive trading activity by shareholders. As part of the procedures, all transaction requests (received in “good order”, as described above under Pricing Shares; Purchasing and Redeeming Shares) will be processed at the Portfolio’s next determined net asset value. In all cases, if the order is received from the investor before the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time, it is processed with that day’s trade date at that day’s net asset value.

The Portfolios have also adopted pricing procedures and guidelines, including procedures for fair value pricing of portfolio securities to reflect significant market events occurring after the close of a foreign exchange on which portfolio securities are traded, or which otherwise may not be reflected in the market price of a foreign or domestic security. The procedures serve to limit dilution to the Portfolios that may be caused by market-timing activities following a significant market event that occurs prior to the Portfolio’s pricing time.

MCM has also implemented two additional processes to assist with the identification of potential market-timing and/or excessive trading activity.

1.

Daily subscription and redemption amounts are compared to daily net assets. If the subscription or redemption amount is greater than one percent of the daily net assets of a Portfolio, additional verification of the subscription or redemption amount takes place. If market timing or excessive trading is believed to be occurring, the plan recordkeeper’s resources will be utilized to assist with the identification of such investors; and

2.

Detailed exception reports are prepared monthly showing investors that have made purchases and sales in the same Portfolio within 5 business days of each other. Upon identification of such investors, the past 90 days of the investor’s activity is obtained for further review.

Upon identification of investors that have participated in market timing and/or excessive trading, MCM utilizes the resources of Great-West Retirement Services to contact the investor and the Plan involved. The investor receives a written request to discontinue market timing and/or excessive trading activity. If market timing and/or excessive trading activity does not stop, trading restrictions may be implemented. The Portfolios and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which the Portfolios believe represent market timing or excessive trading.

Please note that the Fund’s market timing procedures are such that the Fund does not impose trading restrictions unless or until a Portfolio or its agent first detects and notifies us of potential market timing or excessive trading activity. Accordingly, we cannot prevent all market timing or excessive trading activity, as it may not be possible to identify it unless and until a trading pattern is established. Shareholders seeking to engage in market timing or excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the Portfolios or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Portfolios and their agents to detect and curtail market timing or excessive trading practices may also be limited by operational systems and technological limitations. As a result, the Portfolios and their agents may have limited ability to monitor and discourage trading practices, which may materially affect the Portfolio. To the extent the Portfolios do not detect market timing and/or excessive trading, it is possible that a market timer may be able to make market timing and/or excessive trading transactions with the result that management of the Portfolios may be disrupted and shareholders may suffer detrimental effects such as increased costs, reduced performance, and dilution of their interests in the affected Portfolios.

The practices and policies described above are intended to deter and curtail market timing in the Portfolios. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, all Portfolio purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans, and variable insurance products. The Portfolios typically are not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing prior to completion of a specific Portfolio trade. Also, certain financial intermediaries, retirement plans and variable insurance products have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts maintained through an omnibus account, that may be more or less restrictive than the Fund’s practices discussed above.

We endeavor to ensure that our procedures are uniformly and consistently applied to all shareholders, and we do not exempt any persons from these procedures. In addition, we do not enter into agreements with shareholders whereby we permit market timing or excessive trading. However, because of the discretionary nature of the restrictions and given that the Fund reserves the right to reject orders, the possibility exists that some shareholders may be permitted to engage in market timing before restrictions are imposed. We may revise our market timing and excessive trading policy and related procedures at our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to comply with state or federal regulatory requirements or to impose additional or alternative restrictions on shareholders engaging in market timing or excessive trading.

Tax Consequences

The Portfolio is not currently a separate taxable entity. It is possible the Portfolio could lose this favorable tax treatment if it does not meet certain requirements of the Internal Revenue Code of 1986, as amended. If it does not meet those tax requirements and becomes a taxable entity, the Portfolio would be required to pay taxes on income and capital gains. This would affect your investment because your return would be reduced by the taxes paid by the Portfolio.

Tax consequences of your investment in the Portfolio depend on the provisions of the variable contract through which you invest in the Fund or the terms of your qualified retirement plan. For more information, please refer to the applicable prospectus and/or disclosure documents for that contract.

Effect of Foreign Taxes

Dividends and interest received by the Portfolio on foreign securities may be subject to withholding and other taxes imposed by foreign governments. These taxes will generally reduce the amount of distributions on foreign securities.

Annual and Semi-Annual Shareholder Reports

The fiscal year of the Fund ends on December 31 of each year. Twice a year shareholders of the Portfolio will receive a report containing a summary of the Fund's performance and other information.

LEGAL PROCEEDINGS

There are no pending legal proceedings that would have an adverse material effect on the Fund or the ability of MCM or GWFS Equities, Inc., the principal underwriter, to perform their contracts with the Fund. GWL&A is engaged in various kinds of routine litigation that, in our judgment, is not material to its total assets or material with respect to the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolio’s financial history for the past five years, or, if shorter, the period of the Portfolio’s operations. Certain information reflects financial results for a single Portfolio share. Total returns represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). Total returns do not include expenses associated with variable insurance products or qualified plans. If such expenses were included, total returns would be lower. The information has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose reports, along with the Fund’s financial statements, are included in the Fund’s Annual Report. A free copy of the Annual Report is available upon request by calling 1-800-537-2033.

MAXIM SERIES FUND, INC.

MAXIM MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

	Year Ended December 31,
	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$1.0000	$1.0000	$1.0000	$1.0005	$1.0005

Income from Investment Operations

Net investment income	0.0268	0.0094	0.0074	0.0139	0.0373

Total Income From Investment Operations	0.0268	0.0094	0.0074	0.0139	0.0373

Less Distributions

From net investment income	(0.0268)	(0.0094)	(0.0074)	(0.0139)	(0.0373)
From tax return of capital				(0.0005)

Total Distributions	(0.0268)	(0.0094)	(0.0074)	(0.0144)	(0.0373)

Net Asset Value, End of Period	$1.0000	$1.0000	$1.0000	$1.0000	$1.0005

Total Return	2.72%	0.94%	0.73%	1.40%	3.80%

Net Assets, End of Period ($000)	$276,789	$297,439	$559,342	$940,085	$914,544

Ratio of Expenses to Average Net Assets	0.46%	0.46%	0.46%	0.46%	0.46%

Ratio of Net Investment Income to
Average Net Assets	2.68%	0.88%	0.74%	1.38%	3.62%

See notes to financial statements.

ADDITIONAL INFORMATION

This Prospectus is intended for use in connection with variable insurance products, tax-deferred arrangements, or similar arrangements. The Statement of Additional Information (“SAI”) contains more details about the investment policies and techniques of the Portfolios. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional information about the Portfolios’ investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during its last fiscal year.

For a free copy of the SAI or annual or semi-annual reports or to request other information or ask questions about the Fund, call 1-800-537-2033.

The Fund does not have an Internet Web site. Accordingly, the SAI and annual and semiannual reports are not made available in this manner.

The SAI and the annual and semi-annual reports are available on the EDGAR Database on the SEC’s Internet Web site (http://www.sec.gov). You can also obtain copies of this information, upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You can also review and copy information about the Portfolios, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3364.

This Prospectus should be read

and retained for future reference.